UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2018 (April 22, 2018)

SAFEGUARD SCIENTIFICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-5620	23-1609753
(Commission File Number)	(IRS Employer Identification No.)

170 North Radnor-Chester Road, Suite 200, Radnor, PA 19087

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) 610-293-0600

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 23, 2018, Safeguard Scientifics, Inc., a Pennsylvania corporation (the “Company”), entered into a Cooperation Agreement (the “Cooperation Agreement”) with Horton Capital Management, LLC, Joseph M. Manko, Jr., Maplewood Partners, LLC, Maplewood Advisors IM, LLC, Darren C. Wallis, Horton Capital Partners, LLC, Sierra Capital Investments, LP, Maplewood Global Partners, LLC, Horton Capital Partners Fund, LP, AVI Capital Partners, LP, and Maplewood Advisors GP, LLC (collectively, the “Investor Group”).

Pursuant to the Cooperation Agreement, the Company agreed to (i) increase the size of its Board of Directors (the “Board”) from seven (7) to nine (9) members; (ii) appoint Russell D. Glass and Ira M. Lubert to the Board (collectively, the “New Directors”), each with a term expiring at the 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) and until each of their successors are duly elected and qualified; (iii) nominate each of the New Directors and three (3) members of the Board who are on the Board prior to the execution of the Cooperation Agreement to be selected by the members of the Board who are on the Board prior to the execution of the Cooperation Agreement (the “Incumbent Slate,” and together with the New Directors, the “2018 Nominees”) for election at the 2018 Annual Meeting as a director of the Company with a term expiring at the Company’s 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) and until each of their successors is duly elected and qualified, such that a total of five (5) directors are to be elected at the 2018 Annual Meeting, and such that upon the certification of the results of the shareholder vote at the 2018 Annual Meeting, the size of the Board shall be reduced to five (5) members; (iv) recommend to the Company’s shareholders each of the 2018 Nominees for election as directors of the Company at the 2018 Annual Meeting; (v) cause the Company to support, and solicit proxies for, the election of each of the New Directors in substantially the same manner as the Company supports and solicits proxies for the election of each of the members of the Incumbent Slate at the 2018 Annual Meeting; (vi) cause all proxies received by the Company that provide shareholders with the opportunity to vote for all of the 2018 Nominees to be voted in the manner specified by such proxies; (vii) following their respective appointments to the Board, appoint one of the New Directors to the Nominating and Corporate Governance Committee of the Board and appoint the other New Director to the Compensation Committee of the Board; provided that, with respect to each such committee appointment, the New Director is and continues to remain eligible to serve as a member of such committee pursuant to applicable law and the rules of the New York Stock Exchange (“NYSE”) that are applicable to the composition of such committee; (viii) not to increase the size of the Board beyond five (5) members until the expiration of the Standstill Period (as defined below) without the unanimous approval of the Board or unless the Company enters into a definitive agreement relating to a strategic transaction that contemplates a counterparty to such transaction being able to designate one or more persons to be appointed or nominated for election to the Board; (ix) hold the 2018 Annual Meeting no later than Friday, June 22, 2018; and (x) reimburse the Investor Group for its expenses, including legal and proxy solicitor fees and expenses, as actually incurred in connection with the matters related to the Investor Group’s involvement at the Company, including its filings with the U.S. Securities and Exchange Commission (the “SEC”) of a Schedule 13D and amendments thereto relating to the Company, the preparation of the Investor Group’s advance notice of nomination, correspondence related thereto and the negotiation and execution of the Cooperation Agreement in an amount not to exceed, in the aggregate, $150,000.

The Cooperation Agreement also provides that if any of the New Directors (or any replacement director) is unable or unwilling to serve as a director, resigns as a director or is removed as a director of the Company for any reason, other than failure to be elected or re-elected, and at such time the Investor Group beneficially owns in the aggregate at least the lesser of five percent (5.0%) of the Company’s then outstanding Common Stock, $0.10 par value (the “Common Stock”), and 1,028,037 shares of Common Stock, subject to adjustment, then the Company and the Investor Group will work together in good faith to identify and propose a replacement director to be appointed to the Board who shall only be appointed to the Board after having been mutually agreed upon by both the Company and the Investor Group.

Under the terms of the Cooperation Agreement, the Investor Group has agreed to certain standstill provisions with respect to the Investor Group’s actions with regard to the Company and its Common Stock, for the duration of the Standstill Period, which is defined in the Cooperation Agreement as the period commencing on the date of the Cooperation Agreement and ending at 11:59 p.m., Eastern Time, on the date that is the earlier of (i) ten (10) calendar days prior to the expiration of the advance notice period for the submission by shareholders of director nominations for consideration at the 2019 Annual Meeting (as set forth in the advance notice provisions of the Company’s Third Amended and Restated Bylaws), and (ii) one hundred (100) calendar days prior to the first anniversary of the 2018 Annual Meeting. The standstill provisions generally prohibit the Investor Group and its Affiliates (as defined below) from taking specified actions during the Standstill Period with respect to the Company and its securities, including, among others: (i) soliciting or participating in any solicitation of proxies or written consents to vote any voting securities of the Company, (ii) conducting any non-binding referendum with respect to any voting securities of the Company; (iii) joining any other “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or becoming party to any voting arrangement or agreement; (iv) seeking or encouraging others to submit nominations for the election or removal of directors; (v) seeking, alone or in concert with others, representation on the Board, except as expressly permitted by the Cooperation Agreement; (vi) advising, encouraging or influencing any person with respect to the voting of (or execution of a proxy or written consent in respect of) or disposition of any securities of the Company; (vii) making shareholder proposals at any annual or special meeting of shareholders; (viii) calling, or supporting another shareholder’s call of, any meeting of shareholders; (ix) initiating, encouraging or participating in any “vote no,” “withhold” or similar campaign relating to the Company; (x) acquiring any additional securities of the Company or any rights decoupled from the underlying securities of the Company representing in the aggregate in excess of ten percent (10%) of the shares of Common Stock then outstanding, provided that any such additional share acquisitions can only be made to the extent that the Company was to determine to grant the Investor Group a waiver or exemption under the Company’s Section 382 Tax Benefits Preservation Plan (the “Tax Benefits Plan”); or (xi) publicly announce or otherwise publicly disclose an intent to propose or enter into or agree to enter into, singly or with any other person, directly or indirectly, any form of business combination or acquisition or other transaction relating to a material amount of assets or securities of the Company or any of its subsidiaries.

Pursuant to the Cooperation Agreement, the Investor Group has agreed that at each annual and special meeting of shareholders held prior to the expiration of the Standstill Period, the Investor Group will (i) appear at such shareholders’ meeting or otherwise cause all shares of Common Stock beneficially owned by each Investor and their respective Affiliates and Associates (as such terms are defined in Rule 12b-2 of the Exchange Act) to be counted as present thereat for purposes of establishing a quorum; (ii) vote, or cause to be voted, all shares of Common Stock beneficially owned by each Investor and their respective Affiliates and Associates on the Company’s proxy card or voting instruction form in favor of (a) each of the directors nominated by the Board and recommended by the Board (and not in favor of any other nominees to serve on the Board), and (b) except in connection with any Opposition Matter (as defined below) or Other Voting Recommendation (as defined below), each of the shareholder proposals listed on the Company’s proxy card or voting instruction form as identified in the Company’s definitive proxy statement in accordance with the Board’s recommendations, including in favor of all other matters recommended for shareholder approval by the Board, and against all matters that the Board recommends against shareholder approval; and (iii) not execute any proxy card or voting instruction form in respect of such shareholders’ meeting other than the proxy card and related voting instruction form being solicited by or on behalf of the Board. Pursuant to the Cooperation Agreement, in the event that Institutional Stockholder Services Inc. (“ISS”) issues a recommendation with respect to any matter (other than with respect to the election of nominees as directors to the Board or the removal of directors from the Board) that is different from the recommendation of the Board, each of the Investors shall have the right to vote their shares of Common Stock on the Company’s proxy card or voting instruction form in accordance with the ISS recommendation (the “Other Voting Recommendation”). Under the Cooperation Agreement, “Opposition Matter” means any of the following transactions, but only to the extent submitted by the Board to the Company’s shareholders for approval: (A) the sale or transfer of all or substantially all of the Company’s assets in one or a series of transactions; (B) the sale or transfer of a majority of the outstanding shares of the Company’s Common Stock (through a merger, stock purchase, or otherwise); (C) any merger, consolidation, acquisition of control, or other business combination; (D) any tender or exchange offer; (E) any dissolution, liquidation, or reorganization; (F) any changes in the Company’s capital structure (but excluding any proposals relating to the adoption, amendment or continuation of any equity plans, none of which shall be deemed an Opposition Matter for purposes of the Cooperation Agreement); (G) any proposals relating to the Tax Benefits Plan; or (H) any other transactions that would result in a Change of Control (as defined in the Cooperation Agreement) of the Company.

Pursuant to the Cooperation Agreement, the Investor Group has also agreed that in connection with any action by written consent that is sought to be taken by any party, other than the Company or the Board, prior to the expiration of the Standstill Period, each of the Investors will not vote and will take all necessary action, including, without limitation, the execution and completion of any consent revocation card solicited by the Company or the Board, in accordance with the recommendation of the Board, to cause not to be voted, any of their shares of Common Stock beneficially owned by each Investor and/or their respective Affiliates and Associates on any consent card related to or affecting the removal, replacement, or election of Board members and solicited by any party, other than the Company or the Board.

Pursuant to the Cooperation Agreement, the Investor Group has also agreed that in connection with any demand by a shareholder of the Company that the Company call a special meeting of shareholders, made prior to the expiration of the Standstill Period, each of the Investors will not vote and will take all necessary action, including, but not limited to, the execution and completion of any consent revocation card solicited by the Company or the Board in accordance with the recommendation of the Board, to cause not to be voted, any of their shares of Common Stock beneficially owned by each Investor and/or their respective Affiliates and Associates for any special meeting demand proposed or sought to be made by any party.

The foregoing description of the Cooperation Agreement is qualified in its entirety by reference to the Cooperation Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2018, the Board voted to increase the size of the Board from seven (7) to nine (9) members, effective upon the execution and effectiveness of the Cooperation Agreement, until the certification of the shareholder vote at the 2018 Annual Meeting at which time the size of the Board shall be reduced to five (5) members. The Board also voted to appoint Mr. Lubert and Mr. Glass as directors of the Company effective upon the execution and effectiveness of the Cooperation Agreement.

In connection with the Cooperation Agreement, Julie A. Dobson, Stephen Fisher, and George MacKenzie, all incumbent members of the Board, will not stand for re-election at the 2018 Annual Meeting. As the Company previously announced on April 6, 2018, Brian J. Sisko, currently the Company’s Chief Operating Officer, Executive Vice President and Managing Director, will be promoted to the position of President and Chief Executive Officer of the Company, effective as of July 1, 2018, to succeed Stephen T. Zarrilli. To ensure a smooth transition, Mr. Zarrilli will act as a special advisor to the Company through September 30, 2018 and then retire. Mr. Zarrilli will continue to serve on the Board until the 2018 Annual Meeting, but will not stand for re-election to the Board at the 2018 Annual Meeting.

The Board has determined that Messrs. Lubert and Glass each qualify as an “independent director” as defined under listing standard 303A.02 of the NYSE. Concurrent with their appointment to the Board, Mr. Glass was appointed to the Board’s Compensation Committee and Mr. Lubert was appointed to the Board’s Nominating and Corporate Governance Committee.

Messrs. Lubert and Glass each will receive compensation for their services (consisting of cash retainers and eligibility for equity awards) under the Company’s director compensation program applicable to non-employee directors.

Except as disclosed in this Current Report on Form 8-K, there are currently no arrangements or understandings between Messrs. Lubert and Glass and any other person pursuant to which Mr. Lubert or Mr. Glass were appointed to serve as a member of the Board. The Company is not aware of any transaction involving Messrs. Lubert and Glass requiring disclosure under Item 404(a) of Regulation S-K.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 8.01	Other Events.

A copy of the press release issued by the Company on April 23, 2018 announcing the execution of the Cooperation Agreement and the appointment of Messrs. Lubert and Glass to the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Cooperation Agreement dated April 23, 2018 by and among Safeguard Scientifics, Inc. and Horton Capital Management, LLC, Joseph M. Manko, Jr., Maplewood Partners, LLC, Maplewood Advisors IM, LLC, Darren C. Wallis, Horton Capital Partners, LLC, Sierra Capital Investments, LP, Maplewood Global Partners, LLC, Horton Capital Partners Fund, LP, AVI Capital Partners, LP, and Maplewood Advisors GP, LLC.

99.1	Safeguard Scientifics, Inc. Press Release issued on April 23, 2018.

Important Additional Information And Where To Find It

Safeguard Scientifics, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Safeguard Scientifics’ shareholders in connection with the matters to be considered at Safeguard Scientifics’ 2018 Annual Meeting of Shareholders. Information regarding the names of Safeguard Scientifics’ directors and executive officers and their respective interests in Safeguard Scientifics through security holdings or otherwise can be found in Safeguard Scientifics’ proxy statement for its 2017 Annual Meeting of Shareholders, filed with the SEC on April 12, 2017. To the extent holdings of Safeguard Scientifics’ securities have changed since the amounts set forth in Safeguard Scientifics’ proxy statement for its 2017 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Safeguard Scientifics intends to file a proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies from Safeguard Scientifics’ shareholders in connection with the matters to be considered at Safeguard Scientifics’ 2018 Annual Meeting of Shareholders. Additional information regarding the identity of participants, and their direct or indirect interests, through security holdings or otherwise, will be set forth in Safeguard Scientifics’ proxy statement for its 2018 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SAFEGUARD SCIENTIFICS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying proxy card, and other documents filed by Safeguard Scientifics with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Investor Relations section of Safeguard Scientifics’ corporate website at www.safeguard.com, by writing to Safeguard Scientifics’ Corporate Secretary at Safeguard Scientifics , Inc. 170 North Radnor-Chester Road, Suite 200, Radnor, PA 19087 or by contacting Safeguard Scientifics’ investor relations department at 610.975.4952.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEGUARD SCIENTIFICS, INC.
(Registrant)

Date: April 23, 2018	By:	/s/ Brian J. Sisko
Name: Brian J. Sisko
Title: Chief Operating Officer, Executive Vice President and Managing Director